UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

(631) 547-3055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2024, Forward Industries, Inc. (the “Company”) and Forward Industries (Asia-Pacific) Corporation (“FC”), a company owned by the Company’s Chief Executive Officer and Chairman of the Board, entered into an Accounts Payables Conversion Agreement (the “Conversion Agreement”). The Conversion Agreement is identical to the prior conversion agreement entered into by the Company and FC, as previously disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 3, 2024, and July 8, 2024, except with respect to the amount converted. In accordance with the terms of the Conversion Agreement, FC converted $500,000 of the money the Company owes to FC into shares of the Company’s Series A-1 Convertible Preferred Stock (“Series A-1”). Pursuant to the Conversion Agreement, the $500,000 was converted into 500 shares of Series A-1. The Conversion Agreement was effective on September 30, 2024.

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by the complete text of the Conversion Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02, the information contained in Item 1.01 and Item 5.03 is incorporated herein by reference. The transaction was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) of Regulation D promulgated thereunder.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 30, 2024, the Company filed a Certificate of Amendment of the Certificate of Incorporation (the “Amendment”) increasing the number of authorized shares of Series A-1 from 1,700 shares to 2,700 shares.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the complete text of the Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
4.1	Certificate of Amendment of the Certificate of Incorporation – Increasing the Authorized Series A-1
10.1	Account Payables Conversion Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: October 4, 2024	By:	/s/ Kathleen Weisberg
Name: Kathleen Weisberg
Title: Chief Financial Officer

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